FIRST pactrust BANCORP, INC.™

Investor Presentation

August 2012

FIRST pactrust BANCORP, INC.

Forward-looking Statements

When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the "SEC"), in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to First PacTrust Bancorp, Inc.'s ("FPTB," "First PacTrust," the "Company," "we," "us" or "our") future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the stock purchase agreement for the Company's pending acquisition of Gateway Bancorp; (ii) the inability to complete the Gateway Bancorp acquisition due to the failure to satisfy such transaction's conditions to completion; (iii) risks that the Gateway Bancorp or Beach Business Bank transaction disrupts current plans and operations, the potential difficulties in customer and employee retention as a result of the recently completed transaction and the amount of the costs, fees, expenses and charges related to the transactions; (iv) continuation or worsening of current recessionary conditions, as well as continued turmoil in the financial markets; (v) the credit risks of lending activities, which may be affected by further deterioration in the real estate markets, may lead to increased loan delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan losses not being adequate to cover actual losses and require us to materially increase our loan loss reserves; (vi) the quality and composition of our securities portfolio; (vii) changes in general economic conditions, either nationally or in our market areas; (viii) changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (ix) fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (x) results of examinations of us by regulatory authorities, and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (xi) legislative or regulatory changes that adversely affect our business, including changes in the interpretation of regulatory capital or other rules; (xii) our ability to control operating costs and expenses; (xiii) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xiv) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xv) the network and computer systems on which we depend could fail or experience a security breach; (xvi) our ability to attract and retain key members of our senior management team; (xvii) costs and effects of litigation, including settlements and judgments; (xviii) increased competitive pressures among financial services companies; (xix) changes in consumer spending, borrowing and saving habits; (xx) adverse changes in the securities markets; (xxi) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xxii) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xxiii) inability of key third-party providers to perform their obligations to us; (xxiv) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxv) war or terrorist activities; and (xxvi) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described from time to time in documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and First PacTrust undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

FIRST pactrust BANCORP, INC.

Why Invest in First PacTrust?

- ✓ First PacTrust is a strong growth oriented Bank
  - Sound Business Plan
  - Strong capital position
  - Focus on "qualitative" growth with 26% year-over-year increase in total assets between Q2-2011 and Q2-2012.
  - Strong franchise development with 24% year-over year growth in deposits between Q2-2011 and Q2-2012
- ✓ Management has a record of successfully executing dual business strategies of organic growth and M&A
- ✓ Positioned to be a lead bank consolidator in Southern California
  - A proven ability to attract & complete strategic and accretive acquisitions
  - Completed Beach Business Bank Merger on July 1, 2012
  - Gateway Business Bank acquisition expected to close in Q3 2012
- ✓ First Pac Trust offers investors an attractive investment opportunity
  - Positioned to produce high quality sustainable earnings
  - Expected to produce long-term price appreciation through qualitative growth in earnings and the development of a strong retail banking platform
  - Currently trading at discount to tangible book value and a significant discount to peers

FIRST pactrust BANCORP, INC.

Company Background Information

- FRB regulated Bank Holding Company
  - First post Dodd-Frank S&LHC to be approved as BHC
- $1.12 Billion total assets as of June 30, 2012
- Wholly-owned subsidiary, PacTrust Bank (Bank), is a federal savings bank regulated by the OCC.
- Headquartered in Irvine, California and primarily serve San Diego, Riverside, Orange and Los Angeles Counties
- Bank originally established in 1941. 71 years of continuous operations
- Bank is well-capitalized with Tier 1 Risk-based equity of 16.6% at Q2-2012
- Management has a record of successfully executing dual business strategies of organic growth and M&A
- Trades on NASDAQ under ticker symbol "BANC" and BANKL (debt) - Part of Russell 2000


5 De Novo offices opened during the past 14 months
CALIFORNIA
Los Angeles
San Fernando
Pasadena
Torrance
Long Beach
Santa Ana
Huntington Beach
Laguna Beach
San Juan Capistrano
Dana Point
San Clemente
Riverside
San Bernardino
Temecula
Oceanside
Carlsbad
Escondido
Encinitas
Solana Beach
Poway
Santee
San Diego
Coronado
Chula Vista
Avalon

PTB Branch Locations
PTB De Novo Branch Locations

FIRST pactrust BANCORP, INC.

Organic and Acquisitive Growth

Strengthen infrastructure

- Management additions completed
- Repositioned products
- 2 MOUs terminated

Improve asset quality

- Delinquencies declined by 67% in 2011 & 56% YTD
- 90+ delinquent loans plus OREO at 1.06% of total assets at 6/30/2012

Grow core earnings

- Ongoing expansion of NIM while restructuring portfolio and moving organization to "bank like" balance sheet.

Open 3-5 de novo branches in Southern California

- Opened: La Jolla, San Marcos and Century City, Tustin, Santa Monica
- Aggregate deposits of $108.7 million since opening

Identify $200 - $500 million of accretive M&A opportunities

- Gateway Business Bank: $181 million at 6/30/2012
- Beach Business Bank: $312 million at 6/30/2012


PacTrust
Beach
Gateway
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1.61 Billion *
$861
$999
$1,081
$1,115
$1,115
15.9% growth in 2011
11.6% growth YTD 2012
Q2 2012 Pro

* Before purchase accounting adjustments

Business Foundation - Philosophy


Scalable Business
Management Team
Mission Statement:
To be the premier community bank in Southern California serving the needs of growing families, high net worth individuals, professionals, small to mid sized businesses and their owners
Strong Balance Sheet
Access to Capital
Market Opportunity

FIRST pactrust BANCORP, INC.

Management Team

Officer	Position	Experience
Greg Mitchell	CEO	✓ Transformed a thrift with six branches and $700 million in assets to 68 branch and $7.7 billion national bank. ✓ Investment banker focusing on regional banks. ✓ Former regulator with OTS, founder of Capital Assistance Group for troubled thrifts during RTC
Bob Franko	President	✓ Founding member and CEO of Beach Business; lead the bank's growth into a profitable three branch community bank with $300 million in assets. ✓ 30+ year experience as a senior banking executive
Richard Herrin	Chief Administrative Officer	✓ FDIC regulator until 2010; Special Operations Group overseeing distressed financial institutions; Receiver In Charge of failed banks ✓ Southern California banker with credit, operations and asset management experience
Matt Bonaccorso	Chief Credit Officer	✓ Managed the Western operation of Special Assets Group at U.S. Bank ✓ 30+ years of banking experience ✓ Lecturer at OCC Credit Officer conferences
Marito Domingo	Chief Financial Officer and Treasurer	✓ Successfully raised $610 million in capital for Doral Financial & lead balance sheet restructuring ✓ Deep expertise in mortgage banking, balance sheet management & treasury/capital markets
Chang Liu	Chief Lending Officer	✓ 20+ years of commercial banking expertise ✓ Player/Coach with deep production skills
Gaylin Anderson	Chief Retail Banking Officer	✓ 20+ years of retail banking expertise ✓ Deep skills in transforming cultures and driving growth in core banking relationships

- ✓ Recent significant talent acquisitions in the areas of Credit Services, Residential Lending, Retail Banking, Compliance, Internal Audit, IT, Finance and HR
- ✓ This Executive Team has successfully transformed a small Southern California based thrift into a regional bank with 68 branches and $7+ billion in assets and robust levels of organic loan production
- ✓ Team members have overseen the acquisition and integration of more than 17 banks in California
- ✓ Management has a record of successfully executing dual business strategies of organic growth and M&A
- ✓ **Equity ownership of insiders exceeds 10% of shares outstanding**

FIRST pactrust BANCORP, INC.

Access to Capital

- Continued strong capital position at Bancorp and Pacific Trust Bank
- Added more than $100 million of new capital and liquidity over the past 18 months
  - $60 million of pipe deal completed in November 2010, and repaid all $19.3 million of TARP
  - $27 million public offering of common stock in July 2011
  - Issued $32 million of SBLF preferred in August 2011
  - $33 million Senior Debt offering in April 2012
- To complement its Tangible Common Equity, FPTB elected to accept $32 million investment from SBLF (Tier 1 cumulative perpetual preferred)
- Maintain strong regulatory capital ratios

*Non-GAAP Reconciliation – see appendices


TCE to Assets*
20.0%
15.0%
10.0%
5.0%
0.0%
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
TCE to Assets
18.2%
17.2%
15.3%
14.0%
13.5%

Pacific Trust Bank Regulatory Capital Ratios

Ratio	Q2 11	Q3 11	Q4 11	Q1 12	Q2 12
Total Core Capital	11.6%	14.3%	13.1%	11.8%	11.4%
Tier 1 Risk-based Capital	16.0%	19.7%	17.3%	15.9%	16.6%
Total Risk-based Capital	17.2%	20.7%	18.6%	17.1%	17.9%

Growth Strategy

1. Organic Growth

- ✓Increase market penetration within the Bank's primary footprint and expand into neighboring regions
  - —Open new retail banking locations and staff with well known community bankers to attract core deposits
  - —Enhance loan and deposit product offerings
  - —Establish high quality C&I and community banking relationships
- ✓Diversify portfolio and prudently deploy capital by originating and selectively purchasing high quality commercial real estate and C&I loans
  - —Hire great talent with strong production and risk management skills
  - —Exploit high market demand resulting from limited supply of lenders in Southern California
  - —Strengthened balance sheet, strong credit and pricing with reduced concentration risk

2. Traditional M&A

- ✓Selectively explore traditional acquisitions
- ✓Focus on banks with the following characteristics
  - —Privately held or limited trading liquidity
  - —Subscale (110 banks < $1.0 billion in assets)
  - —Enlightened boards and management teams who understand the "new paradigm" in banking as well as the value of partnering with a strong community bank.
- ✓Strategic benefits to franchise development
  - —Markets
  - —Products
  - —People

Southern California Banks with Assets < $1.0 Billion*

Service Area	Number	Assets ($mm)	Assets/Bank ($mm)
Los Angeles Service Areas	68	$20,131	$296
San Diego/Orange County Service Areas	42	$9,827	$234
Grand Total	**110**	**$29,958**	**$272**

Scalable Business

- Strong capital levels to support organic growth
- Access to capital to support acquisitions

- Asset allocation flexibility
  - Low CRE concentration
  - Low C&I concentration

✓ *First PacTrust is well-positioned for growth*

✓ *First PacTrust is well-positioned to be a lead bank consolidator in Southern California*

Gateway and Beach Business Banks

- Beach Business Bank merger completed on July 1, 2012
  - Solid current earnings with franchise expected to add ~$2 million in pre-tax income in 2012
  - Leads to expansion in NIM and NII
  - Moderate first year lift from "cross introduction" of Beach and PacTrust products
  - Bob Franko expected to accelerate growth in SBA, C&I and DDA relationships at PacTrust
- Gateway acquisition is expected to occur during Q3-2012
  - Pro forma bargain purchase gain exceeds $6 million
  - Gateway is profitable with greatly improved credit metrics
  - Significant 2012 revenue enhancements from expansion of Mission Hills Mortgage Bankers
  - Margin enhancements from redeployment of Gateway's excess cash position

Franchise Map: Branches & Offices

Operate 14 banking offices serving San Diego, Los Angeles, Orange, and Riverside Counties
19 banking offices following completion of announced acquisitions of Beach and Gateway Business Bank

*Pro Forma Banking Branch Map**



Pasadena
San Bernardino
Pomona
Ontario
Los Angeles
East Los Angeles
Riverside
Fullerton
Torrance
Moreno Valley
Palm Springs
Joshua Tree
Garden Grove
Hemet
Long Beach
Irvine
Indio
Huntington Beach
Mission Viejo
Santa Catalina Island
Oceanside
Vista
Escondido
Anza-Borrego Desert State Park
El Cajon
San Diego
Chula Vista
Tecate
5 De Novo office opened during the past 14 months

Pro-forma map with mortgage offices



ALTA.
Seattle
Spokane
WASHINGTON
Great Falls
MONTANA
Helena
Walla Walla
Portland
Salem
Eugene
OREGON
IDAHO
Boise
Reno
Sacramento
Stockton
San Jose
CALIFORNIA
Las Vegas
Bakersfield
Los Angeles
ARIZONA
Phoenix
San Diego
Mexicali
Tucson
Ensenada
BAJA CALIFORNIA
Nogales
42 Banking and lending offices in 4 states following completion of GBB and BBBC acquisitions

- FPTB branch locations
- FPTB De Novo branch locations
- Gateway depository branch location*
- Beach depository branch location*
- Mission Hills Mortgage office location

*Does not include Gateway's mortgage offices

FIRST pactrust BANCORP, INC.

Delivering in 2012

Complete integration of Gateway and Beach	•Gateway: mortgage banking platform (Q-3) •Beach: business banking platform (COMPLETED)
Grow net interest margin	•NIM declined to 3.27% (9 bps) in Q2-12 compared to 3.38% at Q4-11 as a result of an increase in short term liquid assets in anticipation of funding requirements for Beach Business Bank and Gateway Business Bank acquisitions, as well as, an increase in cost of funds due to issuance of Senior Notes at 7.5% in April 2012 •Generated 831 net new checking accounts and lowered Q2-12 cost of deposits to 0.64%
Grow fee income	•Gain-on-sale: mortgages & SBA •Fee income: business accounts & investment fees
Open 3-5 de novo branches in Southern California	•Opened Santa Monica and Tustin branches •Two additional branch locations
Accretive M&A activities	•Explore potential M&A partners in Southern California •Significant level of reverse inquiry along with active calling effort

FIRST pactrust BANCORP, INC.

Long-term Goals

- 1.2% ROA
- 4%+ NIM
- Low 50s efficiency ratio
- Achieve critical mass in each of Los Angeles, Orange, and San Diego Counties

FIRST pactrust BANCORP, INC.

Why Invest in First PacTrust

First PacTrust is well-positioned to become a lead bank consolidator in Southern California

First PacTrust is a strong bank that will provide solid qualitative earnings with low credit risk.

First PacTrust offers investors an attractive investment opportunity

APPENDIX

FIRST pactrust BANCORP, INC.

Loans

- New loan production in Q2 2012 totaled \$60 million with average coupon of 4.8% on organic growth
- Q2 2012 quarter end balance increased \$1 million to \$829 million over 3-31-12 despite sale of approximately \$23 million in SFR loans and pre-payments in the Bank's non-traditional mortgage portfolio.
- Non-accrual loans totaled \$16.8 million.
- \$8.3 million of SBLF production in Q2. PacTrust has generated \$27.8 million of SBLF loans since receiving \$32 million of funds in Q3 2011.

Outstanding Loan Balances

(amounts in \$ millions / % annualized)


$850
$800
$750
$700
$650
$600
$550
$500
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%

	Q2 11	Q3 11	Q4 11	Q1 12	Q2 12
End Bal	\$672	\$696	\$776	\$828	\$829
Avg Bal	\$666	\$679	\$707	\$807	\$829
Yield	4.52%	4.57%	4.55%	4.72%	4.63%

Reviewed in excess of \$1B in applications to produce this level of growth in loan portfolio

FIRST pactrust BANCORP, INC.

Deposits

- Total deposits have grown by $66mm YTD.
  - $2 million second quarter deposit run off was planned to improve quality of deposits
  - De Novo branches added $28 million in deposits in Q2 2012
- Linked quarters growth in total number of relationships
  - Added 831 net new consumer and business checking accounts in Q2 2012
- Q1 2012 cost of deposits declined 2 basis point to 0.64% when compared to the cost of deposits for the quarter ended March 31, 2012 of 0.66%


Outstanding Deposit Balances
(amounts in $ millions / % annualized)
$900
$850
$800
$750
$700
$650
$600
$550
$500
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	Q2 11	Q3 11	Q4 11	Q1 12	Q2 12
End Bal	$686	$712	$786	$854	$852
Avg Bal	$661	$705	$747	$814	$857
Cost	0.74%	0.76%	0.67%	0.66%	0.64%

Credit quality

Delinquencies declined by76% year over year from $34.3 million to $8.7 million

Delinquencies & NPA Components

(amounts in $ millions)

NPAs include loans that are more than 89 days delinquent


$30
$20
$10
$0

	30-89 Day	90+ Day	OREO
Q2 11	$20.1	$14.2	$15.0
Q3 11	$9.3	$8.3	$20.6
Q4 11	$10.7	$7.8	$14.7
Q1 12	$4.5	$2.6	$12.8
Q2 12	$6.1	$2.6	$9.2

Allowance for Loan & Lease Losses

($ in millions/%)


$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
800%
400%
200%
100%
50%

	Q2 11	Q3 11	Q4 11	Q1 12	Q2 12
Specific Allocations	$1.3	$2.0	$3.7	$1.2	$1.5
General Allocations	$7.1	$7.0	$9.1	$10.0	$9.9
ALLL as % of 90+ Delq.	59%	108%	164%	431%	438%

Credit quality improvements will drive higher risk adjusted NIM

FIRST pactrust BANCORP, INC.

Non-GAAP Financial Information

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include tangible common equity, pre-tax pre-provision income adjusted for OREO charges and non-interest income excluding gain on sale of securities.

Tangible common equity is calculated by excluding preferred equity from stockholders' equity and excluding any intangible assets (of which we currently have none) from assets. We believe that this is consistent with the treatment by our regulatory agency, which excludes any intangible assets from the calculation of risk-based capital ratios. Accordingly, management believes that these non-GAAP financial measures provide information to investors that is useful in understanding the basis of our risk-based capital ratios.

Pre-tax pre-provision earnings is total net income plus income tax and provision expense or benefits. Pre-tax pre-provision earnings adjusted for OREO charges, is pre-tax pre-provision earnings plus the sum of, OREO-valuation allowance, foreclosure expenses net of rental income, and gain/(loss) on sale of OREO. Management believes that these two additional non-GAAP financial measures are useful because it enables investors and other to assess the Company's ability to generate capital to cover losses through a credit cycle.

Non-interest income excluding gain on sale of securities is non-interest income for the applicable period less gain on sale of securities for such period. Management believes that excluding the gain on sale of securities provides a more useful period-to-period comparison of our non-interest income when assessing our operating performance.

The following table presents a reconciliation of tangible common equity to stockholders' equity (dollars in thousands):

	3/31/2011	6/30/2011	9/30/2011	12/31/2011	3/31/2012	6/30/2012
Stockholders' equity	$ 135,650	$ 160,475	$ 191,488	$ 184,495	$ 184,001	$ 182,295
Less: Intangible assets	0	0	0	0	0	0
Less: Preferred stock	0	0	31,940	31,934	31,935	31,925
Tangible common equity	$ 136,009	$ 135,650	$ 160,475	$ 159,548	$ 152,495	$ 150,370